UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

August 14, 2008 (May 29, 2008)
Date of Report (Date of earliest event reported)

FUTURE NOW GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	333-136069	20-4237445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Galleria Building, 61 Unquowa Rd.
Fairfield, Connecticut 06824
(Address of principal executive offices and Zip Code)

877-643-7244
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 4, 2008, Future Now Group Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) relating to a share exchange agreement (the “Exchange Agreement”) with Ryan Wintle (“Wintle”), Jared Randall (“Randall”), Jeff Pollock (“Pollock”), Alan Hall (“Hall”), Charles E. Duncan (“Duncan”) (Wintle, Randall, Pollock, Hall and Duncan are collectively referred to as the “Shareholders”) and Elemental Business, Inc., a Utah corporation engaged in the business of online marketing optimization utilizing the elitics tool set (“EBI”). Pursuant to the Exchange Agreement the Shareholders sold to the Company an aggregate of 27,533 shares of the common stock of EBI, being all of the issued and outstanding capital stock of EBI, in exchange for 3,700,000 shares of the common stock of the Company. The effective date of the acquisition was May 29, 2008.

This Current Report on Form 8-K/A amends and supplements the Company’s Initial 8-K, dated June 4, 2008 to include the audited financial statements required by Item 9.01(a) and (b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

INDEX TO FINANCIAL STATEMENTS

Page
Report of Independent Registered Public Accounting Firm	2

Balance Sheets as of December 31, 2007 and 2006	3

Statements of Operations for each of the Two Years in the Period Ended December 31, 2007
and 2006	4

Statements of Changes in Stockholders’ Equity (Deficit) for each of the Two Years in the
Period Ended December 31, 2007 and 2006	5

Statements of Cash Flows for Each of the Two Years in the Period Ended December 31, 2007
and 2006	6

Notes to Financial Statements	7-10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Elemental Business, Inc.

We have audited the accompanying balance sheets of Elemental Business, Inc. as of December 31, 2007 and 2006, and the related statements of income, stockholders’ equity, and cash flows for each of the years in the two-year period ended December 31, 2007. Elemental Business, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elemental Business, Inc. as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

/s/ Rosenberg Rich Baker Berman & Company

Bridgewater, New Jersey
August 1, 2008

ELEMENTAL BUSINESS, INC.
BALANCE SHEETS
DECEMBER 31, 2007 & 2006

	12/31/07	12/31/06
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$23,932	$26,310
Accounts receivable	15,014	12,566
TOTAL CURRENT ASSETS	38,946	38,876

TOTAL ASSETS	$38,946	$38,876

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$27,427	$28,399
Deferred revenue	51,109	102,750
Credit cards and lines	38,754	19,576

TOTAL CURRENT LIABILITIES	117,290	150,725

TOTAL LIABILITIES	117,290	150,725

STOCKHOLDERS’ DEFICIT:
Common stock, $.001 par value, 50,000 shares authorized, 27,533 and 45,500 shares issued and outstanding December 31, 2007 and 2006, respectively	27	46
Additional paid-in capital	209,819	147,159
Retained earnings	(288,190)	(259,054)
TOTAL STOCKHOLDERS’ DEFICIT	(78,344)	(111,849)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$38,946	$38,876

See accompanying footnotes to audited financial statements.

ELEMENTAL BUSINESS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	Twelve Months Ended December 31, 2007	Twelve Months Ended December 31, 2006
Revenues:

Total Revenues	210,351	182,203

Cost of Revenues	102,994	98,490
Gross Profit	107,357	83,713

Operating expenses:
Marketing and sales	1,100	159
Research and development	98,377	190,640
General and administrative	33,723	20,411

Total operating expenses	133,200	211,210

Net operating loss	(25,843)	(127,497)

Other (income) expenses
Interest (income) expense	3,293	2,227
Other expense	0	590
Total other expenses	3,293	2,817

Loss before taxes	(29,136)	(130,314)

Income tax (benefit)	0	0

Net loss	$(29,136)	$(130,314)

See accompanying footnotes to audited financial statements.

ELEMENTAL BUSINESS, INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	Common Stock		Additional Paid in	Retained
	Shares	Amount	Caiptal	(Deficit)	Total
Balance December 31, 2005	45,500	$46	$105,204	($128,740)	($23,490)

Net Loss				(130,314)	(130,314)

Capital contributions			41,955		41,955
Balance, December 31, 2006	45,500	46	147,159	(259,054)	(111,849)
Net Loss				(29,136)	(29,136)

Reverse stock split	(22,750)	(23)	23		-
Stock compensation issued to owners	3,609	3	(3)		-
Stock issued for stock subscription	1,174	1	62,640		62,641
Balance, December 31, 2007	27,533	$27	$209,819	($288,190)	($78,344)

See accompanying footnotes to audited financial statements.

ELEMENTAL BUSINESS, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	Twelve Months Ended December 31, 2007	Twelve Months Ended December 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(29,136)	$(130,314)
Adjustments to reconcile net loss to cash used in operating activities:

Change in operating assets and liabilities:
Accounts receivable	(2,448)	(2,093)
Accounts payable and accrued expenses	(972)	(7,665)
Deferred revenue	(51,641)	102,750

Net cash (used in) operating activities	$(84,197)	$(37,322)

CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from sale of common stock and capital contributions	62,641	41,955
Revolving credit lines, net	19,178	(1,211)
Net cash provided by financing activities	$81,819	$40,744

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,378)	3,422

CASH AND CASH EQUIVALENTS at beginning of period	26,310	22,888
CASH AND CASH EQUIVALENTS at end of period	$23,932	$26,310

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$3,293	$2,227

See accompanying footnotes to audited financial statements.

ELEMENTAL BUSINESS, INC.
NOTES TO FINANCIAL STATEMENTS

Note 1. The Company and Nature of Business

Elemental Business, Inc. (“EBI”) was formed in 2001 under the name Elemental Business LLC. During 2005, EBI converted from a limited liability company into a corporation under the laws of Utah. The Company has developed a subscription-based software product to help clients increase their sales online by attempting to persuade more people to take an action on a website.

On May 29, 2008, EBI completed a share exchange (the “Share Exchange”) with Future Now Group Inc. (“FutureNow”), a publicly traded company, traded on the Over-the-Counter Bulletin Board under the symbol “FUTR,” whereby EBI’s shareholders exchanged all their Common Stock in EBI into 3,700,000 common shares of Future Now on a prorata basis. EBI became a 100% owned subsidiary of Future Now. The three operating managers of EBI were also given employment contracts to continue their services with Future Now.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The financial statements of EBI have been prepared using accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and reported amounts of revenue and expenses. Actual results could differ from those estimates.

Concentration of Risk

EBI’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents, and trade accounts receivable.

Revenue Recognition

EBI derives its revenue from the sale of products and services that it classifies into the following two categories: (1) professional services, including, web development and search engine optimization; and (2) a subscription-based software product. EBI has traditionally sold its services, products and licenses through customer referrals. EBI utilizes written contracts as the means to establish the terms and conditions upon which its products and services are sold to customers.

EBI recognizes revenue in accordance with the American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) 97-2, Software Revenue Recognition, and related interpretations, SOP 98-9, Modification of SOP 97-2, Software Revenue Recognition, With Respect to Certain Transactions, and Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin (“SAB”) No. 104 — Revenue Recognition. For arrangements outside the scope of SOP 97-2, EBI evaluates if multiple elements can be accounted for separately in accordance with Emerging Issues Task Force (“EITF”) Issue No. 00-21, Accounting for Revenue Arrangements with Multiple Deliverables.

ELEMENTAL BUSINESS, INC.
NOTES TO FINANCIAL STATEMENTS (CONT.)

EBI recognizes subscription revenues including implementation and set-up fees on a monthly basis beginning on the date the customer commences use of our services and continuing through the end of the contract term. Amounts that have been invoiced are recorded in accounts receivable and in deferred revenues or revenues, depending on whether the revenue recognition criteria have been met.

EBI recognizes professional services revenues when sold with subscription offerings (generally considered to be at the time of, or within 45 days of, sale of the subscription offering) over the term of the related subscription contract as these services are considered to be inseparable from the subscription service, and we have not yet established objective and reliable evidence of fair value for the undelivered element. We recognize revenues resulting from professional services sold separately from subscription services as these services are performed.

EBI had three customers that each represented over 10% of the gross revenues for each for the years ended December 31, 2007 and 2006. Of the $182,203 revenue recorded in 2006, $125,571 or 68.9% included customers over 10%. Of the $210,351 revenue recorded in 2007, $152,672 or 72.6% included customers over 10%.

Cash and Cash Equivalents

EBI considers all highly liquid investments with original maturities of three months or less to be cash and cash equivalents. Cash and cash equivalents are comprised of money market funds. The carrying amounts approximate fair value due to the short maturities of these instruments.

Accounts Receivable

EBI’s accounts receivable are derived from direct customers. Collateral is not required for accounts receivable. EBI maintains an allowance for potential credit losses as considered necessary. At December 31, 2007 and 2006, EBI had established no allowance for potential credit losses. EBI performs ongoing reviews of all customers that have breached their payment terms or for whom information has become available indicating a risk of non-recoverability. EBI records an allowance for bad debts for specific customers identified as well as an allowance based on its historical collection experience. EBI’s evaluation of the allowance for potential credit losses requires the use of estimates and the actual results may differ from these estimates.

Deferred Revenues

Deferred revenues consist of billings or payments received in advance of revenue recognition for EBI’s professional services and subscription services described above and EBI recognizes them as revenue only when the revenue recognition criteria are met.

Software Development Costs

Costs incurred in the research and development of new software products and enhancements to existing software products are expensed as incurred until technological feasibility has been established. EBI determines technological feasibility when a working model has been completed. After technological feasibility is established, any additional costs are capitalized in accordance with SFAS No. 86, “Accounting for the Costs of Computer Software to Be Sold, Leased or Otherwise Marketed,” until the product is available for general release. EBI has not capitalized any software development costs because technological feasibility has not been established for software being developed during the years ended December 31, 2007 and 2006.

ELEMENTAL BUSINESS, INC.
NOTES TO FINANCIAL STATEMENTS (CONT.)

Cost of Revenues

EBI’s cost of revenues primarily consists of personnel associated with EBI’s professional services as well as network operations.

Income Taxes

EBI, with the consent of its shareholders, has elected under the Internal Revenue Code and the Utah division of taxation to be an S-Corporation. In lieu of corporation income taxes, the shareholders of an S-Corporation are taxed on their proportionate share of EBI’s taxable income. Therefore, no provision or liability for federal or state income taxes has been included in these financial statements.

Note 3. Revolving Credit Lines

As of December 31, 2006, EBI had two revolving credit lines with America First Credit. The interest rates on the lines were 9.75% and 12.9%, had no maturity and were not assignable. During 2007, EBI entered into two new credit facilities with Wells Fargo and Zions Bank. Both have no maturity. The Wells Fargo line carries an interest rate of 10% plus a daily finance charge of .02739%. The Zions Bank line carries a 14% interest rate.

All the credit lines have been personally guaranteed by the three operating managers of EBI.

Note 4. Stockholders’ Equity

Common Stock

EBI is authorized to issue up to 50,000 shares of common stock with par value of $0.001. EBI had 27,533 and 45,500 shares of common stock issued and outstanding as of December 31, 2007 and 2006, respectively. On January 1, 2007, EBI effected a 2:1 reverse stock split whereby for every two shares owned, each shareholder received one new share of EBI’s common stock. During 2006, the shareholders contributed $41,955 on a prorata ownership basis. During 2007, EBI issued 3,609 shares to certain shareholders for services rendered and 1,174 shares to one investor for a $62,641 investment.

Note 5. Commitments and Contingencies

EBI leases its office facility on a month-to-month basis and has no other lease arrangements. Rent expense under the facility lease arrangements totaled $10,569 and $5,665 for the years ended December 31, 2007 and 2006, respectively. During 2007, EBI entered into a car lease with monthly payments of $307 that continues through 2010. EBI expensed $2,121 related to this lease for the year ended December 31, 2007.

ELEMENTAL BUSINESS, INC.
NOTES TO FINANCIAL STATEMENTS (CONT.)

Note 6. Subsequent Events

Share Exchange with Future Now Group Inc. (“FutureNow”)

On May 29, 2008, EBI completed a share exchange (the “Share Exchange”) with Future Now Group Inc. (“FutureNow”), a publicly traded company, traded on the Over-the-Counter Bulletin Board under the symbol “FUTR,” whereby EBI’s shareholders exchanged all their Common Stock in EBI into 3,700,000 common shares of Future Now on a prorata basis. EBI became a 100% owned subsidiary of Future Now. The three operating managers of EBI were also given employment contracts to continue their services with Future Now.

Termination of Investment Agreement

On the May 29, 2008, EBI terminated an investment agreement (the “Investment Agreement”) with one of its shareholders (the “Shareholder”) that was entered into on January 15, 2005. Pursuant to the Investment Agreement, EBI had granted the Shareholder a right to co-sale. Pursuant to the Share Exchange, EBI terminated the Investment Agreement immediately prior to the Share Exchange.

(b)	Pro Forma Financial Information

Unaudited Pro Forma Condensed Financial Statements of Future Now Group Inc and Acquired Elemental Business, Inc.

The following unaudited pro forma condensed combined financial statements give effect to the Share Exchange Agreement (“Share Exchange”) entered into on May 28, 2008 between Future Now Group Inc. (the “Company’), a Nevada corporation, Elemental Business, Inc (“EBI”), a Utah corporation, Jared Randall (“Randall”), Ryan Wintle (“Wintle”), Jeff Pollock (“Pollock”), Alan Hall (“Hall”) and Chuck Duncan (“Duncan”) (Randall, Wintle, Pollack, Hall and Duncan are collectively referred to as the “Shareholders”) using the purchase method of accounting for the business combination.

Pursuant to the Share Exchange, the Company acquired all the outstanding shares of EBI in exchange for the issuance of 3,700,000 shares of Common Stock of the Company along with certain other terms and conditions. The value of the acquisition was recorded at $451,227 based on the trading value of the Company’s common stock on the date of closing.

The transaction was accounted for as an acquisition of EBI under the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, ‘Business Combinations”. Under the purchase method of accounting, the total purchase price is allocated to the net tangible and intangible assets acquired by the Company in connection with the transaction, based on their fair values as of the completion of the transaction. The excess cost over the net tangible and identifiable intangible assets is allocated to goodwill.

The unaudited pro forma condensed combined balance sheet gives effect to the transaction as if it occurred on March 31, 2008. The unaudited pro forma condensed combined statements of operations for the years ended June 30, 2007 and 2006 and the nine months ended March 31, 2008 give effect to the transaction as if it had occurred on July 1, 2005.

The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K/A and result in preliminary allocation of the purchase price based on estimates of the fair value of the assets acquired and liabilities assumed. Management believes that the assumptions used provide a reasonable basis on which to present the unaudited pro forma financial data. The unaudited pro forma financial data may not be indicative of the financial position or results that would have occurred if the transaction had been in effect on the dates indicated or which may be obtained in the future.

The unaudited pro forma financial data should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company and EBI. Future Now, Inc. historical consolidated financial statements are included in Company’s regulatory reports as filed from time to time with the Securities and Exchange Commission. EBI’s financial statements and related notes thereto are included in Item 9.01(a) of this Form 8-K/A.

Unaudited Pro Forma Condensed Combined Balance Sheet for March 31, 2008

			Proforma
	Elemental	Future Now
	Business, Inc	Group, Inc	Adjustments	Notes		Combined
CURRENT ASSETS:
Cash and cash equivalents	18,824	$1,180,617	$-			$1,199,441
Investment in available for sale marketable securities		30,814				30,814
Accounts receivable, net	6,832	150,143	0			156,975
Note receivable		45,115	0			45,115
Other current assets	100	9,600	0			9,700
TOTAL CURRENT ASSETS	25,756	1,416,289	0			1,442,045

Fixed assets, net	0	32,633	0			32,633
Investment in unconsolidated subsidiary, at cost	0	82,000	0			82,000
Deferred offering costs, net	0	428,703	0			428,703
Deferred tax asset	0	303,348	0			303,348
Intangible assets			307,501	(a), (b	)	307,501
Goodwill			97,222	(a), (b	)	97,222
Security deposits an other assets	0	42,853	0			42,853
Prepaid interest	0	348,333	0			348,333
TOTAL ASSETS	25,756	$2,654,160	$404,723			$3,084,639

LIABILIATIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	39,897	$269,470	$-			$309,367
Deferred revenue	0	140,100	0			140,100
Credit lines	41,854	0	0			41,854
TOTAL CURRENT LIABILITIES	81,751	409,570	0			491,321

Convertible debentures, net of discount	0	1,467,814	0			1,467,814
TOTAL LIABILITIES	81,751	1,877,384	0			1,959,135

STOCKHOLDERS' EQUITY:
Preferred stock, $.001 par value, 50,000,000 shares authorized,
none issued and outstanding	-	-	0			-
Subscription receivable	0	(95,000)				(95,000)
Common stock, $.001 par value, 900,000,000 shares authorized,	-	-	0			-
74,942,191 shares issued and outstanding	63	71,242	3,637	(a	)	74,942
Additional paid-in capital	209,781	2,528,818	237,747	(a	)	2,976,346
Retained earnings	(265,838)	(1,609,099)	163,339	(b	)	(1,711,598)
Accumulated other comprehensive loss	0	(119,186)				(119,186)
TOTAL STOCKHOLDERS' EQUITY	(55,995)	776,776	404,723			1,125,504
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$25,756	$2,654,160	$404,723			$3,084,639

(a)
The following represents the allocation of the purchase price to the acquired assets and assumed liabilities of EBI and is for illustrative purposes only. This allocation is preliminary and based on the assets and liabilities of EBI as of March 31, 2008.

(b)	Represents the amortization of intangible assets acquired.

Working Capital	$(55,995)
Trade Name	40,000
Proprietary Technology	300,000
Customer Relationships	70,000
Fair Value of Assets to be acquired	354,005
Excess Purchase price to be allocated to intangible assets	97,222
Total Fair Value of Business Enterprise	$451,227

Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended March 31, 2008

	Future Now Group Inc.	Elemental Business, Inc.	Proforma
	Nine Months Ended March 31, 2008	Nine Months Ended March 31, 2008	Adjustments	Notes		Combined 3/31/08

Total Revenues	$1,600,056	$116,768	$0			$1,716,824

Cost of Revenues	520,345	61,910				582,255
Gross Profit	1,079,711	54,858	0			1,134,569

Operating expenses:
Marketing and sales	232,943					232,943
Research and development	389,226	62,458				451,684
Stock based compensation	336,397					336,397
General and administrative	1,444,346	24,157	102,500	(a	)	1,571,003

Total operating expenses	2,402,912	86,615	102,500			2,592,027

Net operating income (loss)	(1,323,201)	(31,757)	(102,500)			(1,457,458)

Other (income) expenses
Interest (income) expense	422,417	2,963				425,380
Amortization of debt discount	150,397					150,397
Other expense (income)	41,664					41,664
Realized capital gains	(35,326)					(35,326)
Publishing and book promotion(net of sales)	1,580					1,580
Total other expenses (income)	580,732	2,963	0			583,695

Income (loss) before taxes	(1,903,933)	(34,720)	(102,500)			(2,041,153)
Income tax provision (benefit)	(233,113)					(233,113)

Net income (loss) applicable to common shareholders	$(1,670,820)	$(34,720)	$(102,500)			$(1,808,040)

Comprehensive loss:
Unrealized loss on avaiable for sale marketable securities	(119,186)	0	0			(119,186)

Total comprehensive income (loss)	$(1,790,006)	$(34,720)	$(102,500)			$(1,927,226)

Net (loss) per share basic and diluted	(0.03)					(0.03)

Weighted number of shares outstanding -
basic and diluted	66,841,832		3,700,000			70,541,832

(a) adjustment for amortization of intangibles acquired

Unaudited Pro Forma Condensed Combined Statement of Operations for the Years Ended June 30, 2007 and 2006

	Future Now Group Inc. Twelve Months Ended 6/30/07	Elemental Business, Inc. Twelve Months Ended 6/30/07	Pro Forma Adjust	Combined	Future Now Group Inc. Twelve Months Ended 6/30/06	Elemental Business, Inc. Twelve Months Ended 6/30/06	Pro Forma Adjust	Combined
Revenues:				6/30/07				6/30/06
Custom Consulting	$747,262		$-	$747,262	$1,195,402		$-	$1,195,402
Productized consulting	884,821	243,552	0	1,128,373	282,500	172,905	0	455,405
Licensing and training	302,404	0	0	302,404	154,531	0	0	154,531
Product and content sales	95,724	0	0	95,724	40,389	0	0	40,389
Total Revenues	2,030,211	243,552	0	2,273,763	1,672,822	172,905	0	1,845,727

Cost of Revenues	558,916	127,269		686,185	268,478	110,103		378,581
Gross Profit	1,471,295	116,283	0	1,587,578	1,404,344	62,802	0	1,467,146

Operating expenses:
Marketing and sales	57,936			57,936	1,060			1,060
Research and development	291,100	189,355		480,455	184,400	141,947		326,347
General and administrative	1,047,346	27,461	136,667 (a)	1,211,474	503,606	25,952	136,667 (a)	666,225

Total operating expenses	1,396,382	216,816	136,667	1,749,865	689,066	167,899	136,667	993,632

Net operating income (loss)	74,913	(100,533)	(136,667)	(162,287)	715,278	(105,097)	(136,667)	473,514

Other (income) expenses
Interest (income) expense	19,832	2,723		22,555	(3,852)	2,167		(1,685)
Other expense (income)	1,739			1,739	26,652	418		27,070
Publishing and book promotion (net of sales)	(157,171)			(157,171)	(4,929)			(4,929)
Total other expenses (income)	(135,600)	2,723	0	(132,877)	17,871	2,585	0	20,456

Income (loss) before taxes	210,513	(103,256)	(136,667)	(29,410)	697,407	(107,682)	(136,667)	453,058
Income tax provision (benefit)	68,632			68,632	238,736			238,736

Net income (loss) applicable to common shareholders	$141,881	$(103,256)	$(136,667)	$(98,042)	$458,671	$(107,682)	$(136,667)	$214,322

Net (loss) per share basic and diluted	0.00	-	-	0.00	.01	-	-	.01

Weighted average number of shares outstanding	44,400,000		3,700,000	48,100,000	37,000,000		3,700,000	40,700,000

(a) Adjustment for amortization of intangibles acquired.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1
Share Exchange Agreement, dated as of May 29, 2008 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 4, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURE NOW GROUP INC.

By:	/s/ Jeffrey Eisenberg
Jeffrey Eisenberg Chief Executive Officer, President and Director

Date: August 14, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1
Share Exchange Agreement, dated as of May 29, 2008 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 4, 2008).